UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    _________________________________________
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                        Date of Report:  August 13, 2002
                       ___________________________________
                               ACCESS POWER, INC.
             (Exact name of registrant as specified in its charter)
     Florida                                           59-3420985
(State or other jurisdiction of                     (I.R.S. Employer
incorporation or organization)                     Identification No.)

                  PO Box 295, Ponte Vedra Beach, Florida 32004
                    (Address of principal executive offices)
                ________________________________________________

                               Glenn A. Smith, CEO
                  PO Box 295, Ponte Vedra Beach, Florida 32004
                     (Name and address of agent for service)

                                 with a copy to:

                                The Baum Law Firm
                                  Mark L. Baum
                        4275 Executive Square, Suite 210
                           La Jolla, California 92037
                                 (858) 731-0044


Item 5.     Other Events.

     Access Power's (the "Company") new mailing address is PO Box 295, Ponte Vedra Beach, Florida 32004.

Item 6.     Resignations of Registrant's Directors.

     As of August 12, 2002, the Company has received and accepted resignations from all employees and directors, with the exception of CEO and Director Glenn Smith.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACCESS POWER, INC.
August 13, 2002
/s/Glenn A. Smith
---------------------
Glenn A. Smith, CEO